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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         AUGUST 8, 1996 (JULY 25, 1996)
                         ------------------------------
                Date of Report (Date of earliest event reported)

                                 RENT-WAY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)
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
        PENNSYLVANIA                                        000-22026                              25-1407782
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(State or other jurisdiction                        (Commission File Number)                     (IRS Employer
     of corporation)                                                                          Identification No.)


3230 WEST LAKE ROAD, ERIE, PENNSYLVANIA                                                                16505
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(Address of principal executive offices)                                                             Zip Code


Registrant's telephone number, including area code:               (814) 836-0618
                                                                  --------------

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RENT-WAY, INC.                                                      FORM 8-K
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                                                              AUGUST 8, 1996
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 25, 1996, Rent-Way, Inc. (the "Company") acquired all of the outstanding stock of Diamond Leasing Corporation ("Diamond") for consideration consisting of 20,538 shares of the Company's Common Stock and $4,035,095 in cash. Prior to the acquisition Diamond was wholly owned by Kenneth H. Moye and Lee Brady. The amount and form of consideration paid to such persons for the stock of Diamond was determined through arms length negotiations. Pursuant to the terms of the acquisition, $325,000 of the purchase price was placed in escrow and held subject to the terms on the escrow agreement. The escrow agreement provides for $175,000 to be held pending completion of an audit of Diamond's financial statements and $150,000 to be held for a period of three years after the closing date. The cash paid in the acquisition was drawn against the Company's existing line of credit with First Source Financial LLC.

Diamond operates a chain of 11 rental-purchase stores located in Delaware, Maryland and Pennsylvania. Annual revenues for Diamond are approximately $7.0 million.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial statements of business acquired.
              Financial statements required by Regulation S-B Item 310(c) will be filed by amendment.

          b.  Proforma financial information.
              Proforma financial information required by Regulation S-B Item 310(d) will be filed by amendment.

          c. Exhibits in Accordance with the Provisions of Item 601 of Regulation S-B.

          Exhibit
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           2.5  Stock Purchase Agreement between Rent-Way, Inc., Diamond
                Leasing Corporation, Kenneth H. Moye and Lee Brady dated July 20, 1996.

           2.6 Closing Letter Agreement. Amendment to the Stock Purchase Agreement between Rent-Way, Inc., Diamond Leasing Corporation, Kenneth H. Moye and Lee Brady dated July 20, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 RENT-WAY, INC.
                                           ---------------------------
                                                  (Registrant)

                                           /s/ JEFFREY A. CONWAY
Date     August 8, 1996                    ----------------------------
      ------------------------                      (Signature)
                                                JEFFREY A. CONWAY
                                             CHIEF FINANCIAL OFFICER


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